Exhibit 99.1
SIERRA PACIFIC RESOURCES

Letter of Transmittal

Sierra Pacific Resources Is Offering To Exchange

PIESSM in the Form of Corporate PiesSM
For
Outstanding PIES in the Form of Corporate PIES
Pursuant to the Exchange Offer Prospectus, dated April 15, 2005

THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 18, 2005 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To:

The Bank of New York, as Exchange Agent

By Registered or Certified Mail, Hand or Overnight Courier:	By Facsimile:	Confirm by Telephone:
The Bank of New York Corporate Trust Department 101 Barclay Street, 7 East New York, NY 10286 Attn: Mr. William Buckley	(212) 298-1915	(212) 815-5788

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

      The undersigned acknowledges that he or she has received and reviewed a preliminary prospectus, dated April 15, 2005 (as may be amended or supplemented from time to time, the “Exchange Offer Prospectus”), of Sierra Pacific Resources, a Nevada corporation (“SPR”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute SPR’s offer (the “Exchange Offer”) to exchange up to 4,704,350 of our existing Premium Income Equity SecuritiesSM (“PIESSM”) in the form of Corporate PIES (the “Old PIES”) for a like amount of our PIES in the form of Corporate PIES to be issued upon completion of the exchange (the “New PIES”) and an exchange fee of $0.125 in cash for each Old PIES. Capitalized terms used but not defined herein have the meanings given to them in the Exchange Offer Prospectus.

      In order for any Holder of Old PIES to tender all or any portion of such Old PIES, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent’s Message (as hereinafter defined) with respect to such Holder. Old PIES are to be forwarded herewith or, if a tender of Old PIES is to be made by book-entry transfer, the tender should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Exchange Offer Prospectus under “The Exchange Offer — Procedures for Old PIES. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE OLD PIES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

      The Exchange Offer is subject to certain conditions precedent as set forth in the Exchange Offer Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer,” including the condition that the Old PIES remain listed on the New York Stock Exchange, or the NYSE. In the event that SPR determines there is any likelihood that the NYSE continued-listing condition may not be met, SPR may accept a pro rata amount of the Old PIES tendered in the offer in order to ensure that the Old PIES continue to be listed on the NYSE.

      By causing Old PIES to be credited to the Exchange Agent’s account at DTC in accordance with DTC’s procedures for transfer, including the transmission by DTC of an Agent’s Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Old PIES, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term “Agent’s Message” means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old PIES stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that SPR may enforce this Letter of Transmittal against such Holder.

      The term “Holder,” as used in this Letter of Transmittal, means any of (a) person in whose name Old PIES are registered on the books of SPR, (b) any other person who has obtained a properly completed note power from the registered holder, and (c) any DTC participant whose Old PIES are held of record by DTC. Holders who wish to tender their Old PIES must complete this Letter of Transmittal in its entirety or must cause an Agent’s Message to be transmitted.

      Any other beneficial owner whose Old PIES are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old PIES, either make appropriate arrangements to register ownership of the Old PIES in such beneficial owner’s name or obtain a properly completed note power from the registered Holder of the Old PIES. The transfer of registered ownership may take considerable time.

      Complete the appropriate boxes below to indicate the Old PIES to which this Letter of Transmittal relates and the action the undersigned desires to take with respect to the Exchange Offer. If the space provided below is inadequate, the certificate numbers and principal amount of Old PIES should be listed on a separate signed schedule affixed hereto.

      THE INSTRUCTIONS INCLUDED WITH THIS LETTER MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE EXCHANGE OFFER PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT.

DESCRIPTION OF OLD PIES

Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as
name(s) appear(s) on DTC’s security
position listing as the holder of Old PIES)	1	2

	Aggregate	Amount
	Amount of Old PIES	Tendered*

	Total

* Unless otherwise indicated in the column, a holder will be deemed to have tendered ALL of the Old PIES indicated in column 1. See Instruction 2.

☐	CHECK HERE IF TENDERED OLD PIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting Old PIES to the Exchange Agent’s Account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the Holder of Old PIES acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old PIES all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD PIES ARE ENCLOSED HEREWITH.

Name:

Address:

TENDER OF OLD PIES

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to SPR the aggregate amount of Old PIES indicated above in exchange for a like amount of New PIES and an exchange fee of $0.125 in cash for each Old PIES. Subject to, and effective upon, the acceptance for exchange of the Old PIES tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, SPR all right, title and interest in and to such Old PIES as are being tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter of Transmittal and the Old PIES to SPR. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby acknowledges its full understanding that the Exchange Agent also performs functions as agent of SPR.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old PIES tendered hereby and that SPR will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by SPR. The undersigned hereby further: (i) waives any and all rights with respect to the Old PIES tendered; and (ii) releases and discharges SPR, the purchase contract agent, the Exchange Agent, and the Information Agent with respect to the Old PIES from any and all claims such holder may have, now or in the future, arising out of or related to the Old PIES.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or SPR to be necessary or desirable to complete the sale, assignment and transfer of the Old PIES tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawals of Tenders” section of the Exchange Offer Prospectus.

      The Exchange Offer is subject to certain conditions as set forth in the Exchange Offer Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived by SPR, in whole or in part, in the sole discretion of SPR), as more particularly set forth in the Exchange Offer Prospectus, SPR may not be required to accept all or any of the Old PIES tendered hereby.

      The undersigned understands that a valid tender of Old PIES is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter of Transmittal (or an agent’s message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to SPR (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Old PIES hereunder (including time of receipt) and acceptance of tenders and withdrawals of Old PIES will be determined by SPR in it sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

      Upon the terms and subject to the conditions of the Exchange Offer, in the event that the NYSE continued-listing condition is not met, SPR may accept a pro rata amount of the Old PIES tendered in the offer in order to ensure that the Old PIES continue to be listed on the NYSE.

      The undersigned acknowledges and agrees that issuance of the New PIES plus the cash payment in exchange for validly tendered Old PIES that are accepted in the Exchange Offer, will be made promptly after the Expiration Date.

      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the New PIES in the name of the undersigned or, in the case of a book-entry delivery of Old PIES, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery

Instructions” below, please send the New PIES (and, if applicable, substitute new Old PIES for any Old PIES not exchanged) to the undersigned at the address shown below in the box entitled “Description of Old PIES.” In the event that the “Special Issuance Instructions” box is completed, the undersigned hereby understands and acknowledges that any Old PIES tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that SPR has no obligation pursuant to the “Special Issuance Instructions” box to transfer any Old PIES from the name(s) of the registered holders thereof to the person indicated in such box, if SPR does not accept any Old PIES so tendered. The undersigned acknowledges and agrees that SPR and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of Old PIES, and may retain such Old PIES, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

      SPR will be deemed to have accepted validly tendered Old PIES when, as and if SPR shall have given oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent.

      The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Exchange Offer Prospectus and this Letter of Transmittal may be directed to the Information Agent, whose address and telephone number appear on the final page of this Letter of Transmittal.

      The undersigned, by completing the box entitled “Description of Old PIES” above and signing this letter, will be deemed to have tendered the Old PIES as set forth in such box above.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

   To be completed only if Old PIES not exchanged and/or New PIES are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or if Old PIES delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue:     New PIES and/or Old PIES to:

Name(s):

(Please Type or Print)

Address:

(Please Type or Print)

(Including Zip Code)

(Taxpayer Identification or Social Security Number)
(Complete Substitute Form W-9)

☐	Credit unexchanged Old PIES delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, If Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

   To be completed only if Old PIES not exchanged and/or New PIES are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled “Description of Old PIES” on this Letter above.

Mail:     New PIES and/or Old PIES to:

Name(s):

(Please Type or Print)

Address:

(Please Type or Print)

(Including Zip Code)

     IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with the Old PIES or a book-entry confirmation and all other required documents) must be received by the exchange agent prior to 5:00 P.M., New York City time, on the Expiration Date.

      Please read this entire Letter of Transmittal carefully before completing any box above.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders)

(Complete Accompanying Substitute Form W-9)

________________________________________________________________________________

________________________________________________________________________________
(Signature(s) of Owner)

Dated: ______________________________ , 200

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the Old PIES hereby tendered or on a DTC security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Please Type or Print)

(Including Zip Code)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

Title:

Name and Firm

Dated: ______________________________ , 200

COMPLETE ONLY IF APPLICABLE:

SOLICITED TENDERS

      As described in the Exchange Offer Prospectus, the Company will pay, in the amounts and on the terms and conditions set forth in the Exchange Offer Prospectus, a soliciting dealer fee in certain circumstances. See Instruction 12.

      This “Solicited Tenders” box must be completed and delivered to the Exchange Agent in order to receive payment of the soliciting dealer fee, if eligible, regardless of the method of delivery selected for tendering Old PIES, including through DTC’s Automated Tender Offer Program.

      The above signed tendering holder of Old PIES represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:

(Please Type or Print)

Name of Individual Broker:

Address:

(Including Zip Code)

     If Old PIES specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such Old PIES whose tender you have solicited. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF BENEFICIAL OWNER	NUMBER OF Old PIES (MUST BE EQUAL TO OR FEWER 5,000)

      The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Exchange Offer; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the “NASD”), it has agreed to conform to the NASD’s Rules of Fair Practice in making solicitations. See also Instruction 12.

SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Name of Firm:

(Please Type or Print)

Attention:

Address:

(Including Zip Code)

Phone Number:

Taxpayer Identification or Social Security Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.	Delivery of This Letter of Transmittal and Old PIES.

      In order for any Holder of Old PIES to tender all or any portion of such Old PIES, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent’s Message (as hereinafter defined) with respect to such Holder. All physically tendered Old PIES, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. As used herein, the term “Agent’s Message” means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old PIES stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that SPR may enforce this Letter of Transmittal against such Holder.

      IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE OLD PIES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

      Old PIES tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 P.M., New York City time on the Expiration Date, unless the Exchange Offer is extended, in which case tenders of Old PIES may be withdrawn under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered Old PIES must comply with the requirements set forth in the Exchange Offer Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

      The method of delivery of Old PIES, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering Holder, but the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Old PIES or Letters of Transmittal should be sent to Sierra Pacific Resources. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

      See the Exchange Offer Prospectus under “The Exchange Offer.”

2.	Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer).

      If less than all of the Old PIES are to be tendered, the tendering holder(s) should fill in the aggregate amount of Old PIES to be tendered in the box above entitled “Description of Old PIES — Amount Tendered.” All of the Old PIES delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on This Letter; Note Powers and Endorsements; Guarantee of Signatures.

      If this Letter of Transmittal is signed by the Holder of the Old PIES tendered hereby, the signature must correspond exactly with the name as written on the DTC’s security position listing as the holder of such Old PIES without any change whatsoever. If any tendered Old PIES are owned of record by two or more joint owners, all of such owners must sign this Letter.

      If any tendered Old PIES are registered in different names on several PIES, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of PIES.

      If this Letter of Transmittal is signed by the registered holder or holders of the Old PIES specified herein and tendered hereby, no endorsements of PIES or separate powers are required. If, however, the New PIES are to be issued, or any untendered Old PIES are to be reissued, to a person other than the registered holder, then endorsements of PIES transmitted hereby or separate powers are required. Signatures on such PIES or powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder or holders of any PIES specified herein, such PIES must be endorsed or accompanied by appropriate powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the PIES and signatures on such PIES or powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any Old PIES or any powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by SPR, proper evidence satisfactory to SPR of their authority to so act must be submitted.

      You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New PIES, as described above, in a name other than that of the registered holder(s) of the surrendered Old PIES.

      EXCEPT AS PROVIDED BELOW, ENDORSEMENTS ON OLD PIES OR SIGNATURES ON POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN “ELIGIBLE INSTITUTION”).

      SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF THE OLD PIES ARE TENDERED: (1) BY A REGISTERED HOLDER OF OLD PIES WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” OR (2) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.	Special Issuance and Delivery Instruction.

      Tendering Holders of Old PIES should indicate in the applicable box the name and address in which ownership of the New PIES on the DTC security listing position is to be recorded and the name and DTC account number to which a credit for the exchange fee of $0.125 in cash for each Old PIES accepted is to be made if different from the name and account number of the person(s) signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old PIES by book-entry transfer may request that Old PIES not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old PIES not exchanged will be returned to the name or address of the person signing this Letter.

5.	Tax Identification Number.

      Federal income tax law generally requires that a tendering holder whose Old PIES are accepted for exchange must provide SPR (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If SPR is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New PIES may be subject to backup withholding in an amount equal to 28% of all reportable payments made. Such reportable payments generally will be subject to information reporting, even if the payer is provided with a TIN. If withholding results in an overpayment of taxes, a refund may be obtained.

      Exempt holders of Old PIES (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

      To prevent backup withholding, each tendering Holder of Old PIES must provide its correct TIN by completing the “Substitute Form W-9” set forth below, certifying that the Holder is a U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old PIES is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give SPR a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or if applicable, Form W-8ECI, Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. These forms may be obtained from the Exchange Agent. If the Old PIES are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN.

6.	Transfer Taxes.

      SPR will pay all transfer taxes, if any, applicable to the transfer of Old PIES to it or its order pursuant to the Exchange Offer. If, however, New PIES and/or substitute Old PIES not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old PIES tendered hereby, or if tendered Old PIES are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old PIES to SPR or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old PIES specified in this Letter of Transmittal.

7.	Company Determination Final; Waiver of Conditions.

      All questions as to the validity, form eligibility (including time of receipt), acceptance of tendered Old PIES and withdrawal of tendered Old PIES will be determined by SPR in its sole discretion, which determination will be final and binding. SPR reserves the absolute right to reject any and all Old PIES not properly tendered or any Old PIES SPR’s acceptance of which would, in the opinion of counsel for SPR, be unlawful. SPR also reserves the right to waive any irregularities or conditions of tender as to particular Old PIES. SPR’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old PIES must be cured within such time as SPR shall determine. Neither SPR, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old PIES, nor shall any of them incur any liability for failure to give such notification. Tenders of Old PIES will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old PIES received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of the Old PIES, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

8.	No Conditional Tenders.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old PIES, by causing this Letter of Transmittal or an Agent’s Message in lieu thereof to be delivered to the Exchange Agent, shall waive any right to receive notice of the acceptance of their Old PIES for exchange.

      Neither SPR, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old PIES nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Old PIES.

      Any Holder whose Old PIES have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the addresses indicated above for further instructions.

10.	Requests for Additional Copies.

      Requests for additional copies of the Exchange Offer Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the addresses and telephone numbers indicated above.

11.	Incorporation of Letter of Transmittal.

      This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old PIES so tendered.

12.	Soliciting Dealer Fee Instructions.

      Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Exchange Offer Prospectus, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is equal to or fewer than 5,000 Old PIES, a fee equal to $0.125 per Old PIES for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The “Solicited Tenders” box should be completed to designate a soliciting dealer. No person may receive the soliciting dealer fee unless such person is (i) a broker or dealer in securities, including a dealer manager in its capacity as a dealer or broker, that is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (“NASD”), (ii) a foreign broker or dealer not eligible for membership in the NASD that agrees to conform to the NASD’s Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such soliciting dealers in the appropriate section of this Letter of Transmittal.

13.	Withdrawals.

      This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal of Tenders” section of the Exchange Offer Prospectus.

IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE INFORMATION AGENT

Morrow & Co., Inc.

445 Park Avenue, 5th Floor
New York, New York 10022
E-mail: sierra.info@morrowco.com
PIES Holders, Please Call (800) 607-0088
Banks and Brokerage Firms, Please Call (800) 654-2468
All Others Call Collect: (212) 754-8000